UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 14, 2007

Date of Report (Date of earliest event reported)

BASIN WATER, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51991	20-4736881
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8731 Prestige Court Rancho Cucamonga, CA	91730
(Address of principal executive offices)	(Zip Code)

(909) 481-6800

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement; Item 2.01. Completion of Acquisition or Disposition of Assets; and Item 3.02. Unregistered Sales of Equity Securities.

On August 31, 2007, Basin Water, Inc. (the “Company”) and certain of its wholly owned subsidiaries entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mobile Process Technology, Co., an Arkansas corporation (“MPT”), the stockholders of MPT listed on Schedule A of the Merger Agreement (together the “Stockholders”), and the Stockholders’ Representative (as defined in the Merger Agreement), pursuant to which MPT would merge with and into Basin-MPT, Inc. (“Newco”), one of the Company’s subsidiaries, with Newco as the surviving corporation (the “Merger”). The Merger was consummated on September 14, 2007.

As a result of the Merger and pursuant to the terms of the Merger Agreement, the Stockholders are entitled to receive, in exchange for all existing shares of capital stock of MPT, in the aggregate $6,652,732 of cash and 462,746 shares of common stock, par value $0.001, of the Company (the “Company Common Stock”). The issuance of Company Common Stock to the Stockholders was deemed to be exempt from registration under the Securities Act of 1933, as amended, in reliance upon Section 4(2) of the Securities Act of 1933, as amended, Regulation D promulgated thereunder. The Merger Agreement also requires that the Company file a registration statement with the Securities and Exchange Commission with respect to the resale of the Stockholders’ Company Common Stock received as consideration for the Merger within 90 days after the Closing.

In accordance with the terms of the Merger Agreement and the Escrow Agreement, dated September 14, 2007 (the “Escrow Agreement”), entered into by and among the Company, MPT, the Stockholders’ Representative and Computershare Trust Company, N.A., as Escrow Agent, $1,250,000 of the purchase price is being held in an indemnification escrow account to satisfy possible indemnification claims made by the Company against MPT or the Stockholders. On the first anniversary of the closing of the Merger (the “Closing”), $625,000 (less a good faith estimate of any outstanding claims) will be released to the Stockholders. The remaining balance in the indemnification escrow account will be released 18 months after the Closing. In addition, in accordance with the terms of the Merger Agreement and the Escrow Agreement, $750,000 of the purchase price is being held in a working capital escrow account. To the extent MPT’s final audited working capital as of the Closing is less than the estimated working capital as of the Closing, the Company shall be entitled to seek recourse against the working capital escrow account for any such deficiency. All remaining amounts in the working capital escrow account will be distributed to the Stockholders within 15 days after finalization of the Closing balance sheet of MPT.

As of the Closing, Newco entered into a Lease Agreement, dated September 14, 2007 (the “Lease Agreement”) with Craft Real Property, LLC, a Tennessee limited liability company, which is owned by the Stockholders, with respect to the real property and building owned by MPT prior to the Closing. The Lease Agreement provides for an annual base rent of $81,900 and an initial lease term of five years, with 5 three-year options to extend the term of the Lease Agreement.

In connection with the Merger, the Company also entered into Non-Compete and Non-Solicitation Agreements (together, the “Non-Competition Agreements”) with each of the Stockholders and MPT’s executive officers, pursuant to which such Stockholders and executive officers have agreed, subject to the terms and conditions contained therein, not to compete with the Company or Newco or take certain actions for five years after the Closing in the case of Stockholders and five years after the termination of employment with Newco in the case of the MPT executive officers.

A copy of the Escrow Agreement, the Lease Agreement and a form of the Non-Competition Agreements are attached hereto as Exhibits 10.25, 10.26, and 10.27, respectively.

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The forgoing summary is qualified by reference to the Merger Agreement, the Escrow Agreement, the Lease Agreement and the Non-Competition Agreements, each of which is hereby incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing on September 17, 2007 the consummation of the Merger is attached hereto as Exhibit 99.1.

The information set forth under this Item 7.01, “Regulation FD Disclosure” attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this Current Report on Form 8-K must be filed.

b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this Current Report on Form 8-K must be filed.

d)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger among Basin Water, Inc., certain subsidiaries of Basin Water, Inc., Mobile Process Technology, Co., its stockholders and the Stockholders’ Representative, dated August 31, 2007, previously filed as an exhibit to Basin Water, Inc.’s Form 8-K filed on September 6, 2007 (as amended).

10.25	Escrow Agreement, dated as of September 14, 2007, among Basin Water, Inc., Mobile Process Technology, Co., the Stockholders’ Representative and Computershare Trust Company, N.A.

10.26	Lease Agreement, dated as of September 14, 2007, by and between Basin Water-MPT, Inc. and Craft Real Property, LLC.

10.27	Form of Non-Compete and Non-Solicitation Agreement, dated as of September 14, 2007, by and between Basin Water, Inc. and the other parties thereto.

99.1	Press Release issued by Basin Water, Inc. on September 17, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASIN WATER, INC.
(Registrant)

Date: September 17, 2007	BY:	/s/ Thomas C. Tekulve
Thomas C. Tekulve
Chief Financial Officer, Treasurer and Assistant Secretary

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EXHIBIT INDEX

2.1 Agreement and Plan of Merger among Basin Water, Inc., certain subsidiaries of Basin Water, Inc., Mobile Process Technology, Co., its stockholders and the Stockholders’ Representative, dated August 31, 2007, previously filed as an exhibit to Basin Water, Inc.’s Form 8-K filed on September 6, 2007 (as amended).

10.25 Escrow Agreement, dated as of September 14, 2007, among Basin Water, Inc., Mobile Process Technology, Co., the Stockholders’ Representative and Computershare Trust Company, N.A.

10.26 Lease Agreement, dated as of September 14, 2007, by and between Basin Water-MPT, Inc. and Craft Real Property, LLC.

10.27 Form of Non-Compete and Non-Solicitation Agreement, dated as of September 14, 2007, by and between Basin Water, Inc. and the other parties thereto.

99.1 Press Release issued by Basin Water, Inc. on September 17, 2007.

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